THE BARRETT FUNDS Barrett Growth Fund

Supplement to the Prospectus dated October 28, 2008

The following replaces the information pertaining to the portfolio management team members under the heading “Investment Adviser and Portfolio Management Team”:

Barrett Associates uses a team approach for security selection and decision-making. Robert J. Milnamow is the lead portfolio manager and has primary responsibility for the day-to-day investment decisions for the Fund. Peter H. Shriver and E. Wells Beck are the other members of the portfolio management team. The following are the names and backgrounds of the portfolio team members.

E. Wells Beck, CFA®
Managing Director– Barrett Associates, Inc.
Mr. Beck is a graduate of Princeton University and received his M.B.A. from New York University. Mr. Beck joined Barrett Associates in 2006. He was previously an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006. From 2000 to 2001, Mr. Beck was a sell-side analyst in the research department of Prudential Securities covering a number of areas, including financial services. He also has investment experience from positions he held at HSBC Investment Banking PLC and Oppenheimer Capital International.

Robert J. Milnamow
Senior Vice President, Chief Investment Officer and Director of Research– Barrett Associates, Inc.
Mr. Milnamow holds a B.A. from Pennsylvania State University and a M.B.A. from New York University. Mr. Milnamow joined Barrett Associates in 2003 and, in addition to his research and portfolio management responsibilities, he assists in the generation of new business. He is a member of the New York Society of Securities Analysts. Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001-2003. Mr. Milnamow was a research analyst and portfolio manager for Rockefeller & Co., where he was responsible for managing individual high net worth, foundation and endowment accounts from 1998-2001. Previously, he was a research analyst and portfolio manager for Phoenix Securities Group where he managed the Phoenix Total Return Fund and the Phoenix Variable Annuity Total Return Fund, and for Oppenheimer Funds, where he managed the Main Street Income and Growth Fund.

Peter H. Shriver, CFA®
President and Treasurer – Barrett Associates, Inc.
Mr. Shriver is a graduate of Drake University and received both his M.A. in Philosophy and M.B.A. from New York University. Mr. Shriver is a member of the New York Society of Security Analysts and joined Barrett Associates in 1989. In addition to his responsibilities as President of the firm, he provides portfolio management and securities research in the following sectors: financial services, medical technology and services, and media. Immediately prior to joining Barrett Associates, Mr. Shriver served as a Securities Analyst at Peter B. Cannell and Co. From 1986 until 1989, he was a Mergers and Acquisition Specialist at Henry Ansbacher & Co.

THIS SUPPLEMENT IS DATED JUNE 12, 2009

Please keep this supplement for future reference

THE BARRETT FUNDS Barrett Growth Fund

Supplement to the Statement of Additional Information dated October 28, 2008

The following replaces the information under the heading “Portfolio Managers":

     The following table shows information regarding other accounts managed by each Portfolio Manager of The Barrett Funds, as of June 30, 2008.

	Other Registered		Other Pooled Investment		Other Accounts
	Investment Companies		Vehicles
Portfolio Manager Number		Total Assets	Number	Total Assets	Number	Total Assets

Robert J.
Milnamow	1	$120,673,019	0	0	59	$148,286,436

Peter H. Shriver	0	0	0	0	206	$392,734,193

E. Wells Beck	0	0	1	$9,148,625	13	$15,119,242

The following replaces the information under the heading “Material Conflicts Arising from Other Accounts Managed by Portfolio Managers”:

     The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. A Portfolio Manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for other funds or accounts.

     When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

  The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.
  An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.
  The investment opportunity will be spread over Barrett Associates’ accounts and funds base to the fullest extent possible, within standards of appropriateness and suitability.
  Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some funds and client accounts.
  Investment opportunities limited in amount are not allocated to Barrett Associates’ proprietary accounts, employees or affiliated persons’ accounts.
  Barrett Associates may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.

     The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest. The Fund and Barrett Associates have adopted a joint code of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

     The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager of the Fund, as of June 30, 2008.

Portfolio Manager	Dollar Range of Securities Owned in Portfolio
Robert J. Milnamow	$100,001-$500,000
Peter H. Shriver	$100,001-$500,000
E. Wells Beck	$10,001-$50,000

THIS SUPPLEMENT IS DATED JUNE 12, 2009 Please keep this supplement for future reference